SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                             F O R M  8-K


                            Current Report
                   Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) October 1, 1998


BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


       Delaware
(State or other jurisdiction of incorporation)


	0-26200	                         04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	          02108-4406
(Address of principal executive offices)         	(Zip Code)


Registrant's telephone number, including area code (617) 624-8900


             	None
(Former name or former address, if changed since last report)





Item 5.  Other Events

	As of October 1, 1998 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 33 thereof (the "Partnership") entered into various agreements relating to Southaven Partners I, L.P., a Mississippi limited partnership (the "Operating Partnership"), including the First Amended and Restated Agreement of Limited Partnership of the
Operating Partnership dated as of October 1, 1998 (the "Operating
Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and is in the process of constructing a two hundred eight (208) unit apartment complex located on Airways Road in Southaven, Mississippi, which is known as Bradford Park Apartments
(the "Apartment Complex").  The Apartment Complex consists of twenty-six
(26) buildings containing thirty-two (32) 1-bedroom units, one hundred twelve
(112) 2-bedroom units and sixty-four (64) 3-bedroom units. Amenities include a community building/clubhouse, swimming pool and playground. Construction of the Apartment Complex is expected to be completed in July 2000 and 100%
Occupancy is expected to be achieved in December 2000.

	The Operating Partnership is currently receiving combined construction and permanent financing in the amount of $9,765,000 from the Mississippi Regional Housing Authority No. II ("Issuer") in the form of a loan (the "Bond Loan") of the proceeds of tax-exempt variable rate bonds ("Bonds") issued by the Issuer. The Bonds were issued for a 20-year term, bear interest at a variable rate initially set at 4.35% per annum at the date of issuance, and are subject to an interest rate cap at 5.5% purchased by the General Partner for a five-year period. The Bonds are credit-enhanced with respect to the payment of principal and interest thereon by a letter of credit in the amount of $10,000,000 (the "Letter of Credit") furnished by AmSouth Bank, N.A., and are subject to redemption upon the expiration of the Letter of Credit.
The Letter of Credit has an initial term of five years, expiring on September 1, 2003.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit
(the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

	The general partner of the Operating Partnership is Bradford Park, LLC, a Mississippi limited liability company (the "General Partner").
J.H. Thames, Jr. is the controlling Member and Manager of the General Partner. Mr. Thames is also a principal of Unicorp, Inc. which is the Builder of the Apartment Complex, and of Park Management, Inc., which is the Management Agent of the Apartment Complex. Bradford Park, LLC will also serve as the Developer of the Apartment Complex. The Thames organization has extensive development, construction and project management experience, covering approximately 58 properties totaling more than 2,631 units, of which 1,606 are units qualified for Tax Credits. The Thames organization currently has approximately 15 multi-family housing complexes, containing approximately 1,927 units, under development.

	The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a
Capital Contribution of $3,165,041 to the Operating Partnership in four installments as follows:

         (1) $1,899,024 (the "First Installment") on the latest to occur of
     (A) the Admission Date, (B) the Bond Loan Full Funding Date and (C) Tax Credit Set-Aside;

        (2) $633,009 (the "Second Installment") on the 50% Completion Date;

        (3) $316,504 (the "Third Installment") on the latest to occur of (A) the Completion Date, (B) Cost Certification, (C) receipt by the Special Limited Partner of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception, (D) receipt by the Special Limited Partner of current liability insurance certificates conforming to the requirements of the Partnership Agreement, (E) receipt by the Special Limited Partner of an Estoppel Letter from each Lender of (F) receipt by the Special Limited Partner of the Contractor Pay-Off Letter; and

        (4) $316,504 (the "Fourth Installment") on the latest to occur of
     (A) the Initial 100% Occupancy Date, (ii) the closing and funding of the New Permanent Loan, if applicable, or (iii) Rental Achievement.

  The First Installment has been paid in by the Partnership.	The total Capital
Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $4,277,510 of Tax Credits during the 10-year period commencing in 1999 of which 99.99% ($4,277,082) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.

	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:


                        Normal               Capital             Cash
                     Operations           Transactions           Flow

General Partner         .01%                  80%                 90%

Partnership           99.99%              19.999%                 10%

Special Limited
Partner                  0%                 .001%                  0%


The Special Limited Partner of the Operating Partnership is BCTC
94, Inc., an affiliate of the Partnership.

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	The Special Limited Partner, or an Affiliate thereof, will receive an Asset Management Fee commencing in 2000 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $5,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in
Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any Fiscal Year Cash Flow is insufficient to pay the full amount of the Asset Management Fee and the shortfall is not paid from funds advanced to the Operating Partnership by the General Partner as a Subordinated Loan pursuant to the Operating Partnership Agreement, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

	The Operating Partnership shall pay to the General Partner a fee (the "Partnership Management Fee") commencing in 2000 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $27,000. The Partnership Management Fee for each Fiscal Year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any Fiscal Year Cash Flow is insufficient to pay the full amount of the Partnership Management Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership will pay the Developer a Development Fee in the principal amount of $1,154,833. The Development Fee shall be initially paid out of certain specified proceeds available from mortgage loans, net rental income prior to the Completion Date, Capital Contributions and casualty insurance proceeds; any unpaid amount of such Development Fee shall be paid out of Cash Flow as set forth in Section 10.2(a) of the Operating Partnership Agreement.

	The Builder of the Apartment Complex will receive a total compensation of $9,711,165, which includes Builder's fee of $544,732. The Management Agent of the Apartment Complex will receive a Management Fee equal to 5% of collected rents.


Item 7.  Exhibits.

    (c) Exhibits.                                                   Page

(1) (a)<F1>  Form of Dealer-Manager Agreement between Boston Capital
             Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)


(2) (a)      First Amended and Restated Agreement of Limited
             Partnership of Southaven Partners I, L.P.


(2) (b) General Partner's Payment Certificate (First Installment) relating to Southaven Partners I, L.P.


(4) (a)<F2>  Agreement of Limited Partnership of the Partnership


(16)

None

(17)

None

(20)

None

(23)

None

(24)

None

(27)

None



_________________

<F1> Incorporated by reference to Exhibit (1) to Registration Statement
No. 33-70564 on Form S-11, as filed with the Securities Exchange Commission.

<F2> Incorporated by reference to Exhibit (4) to Registration Statement
No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.



                                 SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  July 23, 1999


                                  BOSTON CAPITAL TAX CREDIT FUND IV L.P.


                                  By:	Boston Capital Associates IV
                                      L.P.,	its General Partner


                                     	By:	C&M Associates, d/b/a Boston
                                          Capital Associates, its
                                          General Partner


                                          By:	 /s/ Herbert F.Collins
                                               Herbert F. Collins, Partner